UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2020

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Menlo Avenue, Suite 100 Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 678-570-6791

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On November 25, 2020, 180 Life Sciences Corp. (f/k/a KBL Merger Corp. IV) (the “Company”) and the requisite counterparties to that certain Securities Purchase Agreement, dated as of June 12, 2020, among the Company, the investors signatory thereto, and Dominion Capital LLC as purchaser agent (the “Purchase Agreement”), entered into an agreement (the “Amendment Agreement”) to amend the secured convertible promissory notes in the original aggregate principal amount of $3,601,966.28 (after giving effect to a 10% original issue discount) that the Company issued pursuant to the Purchase Agreement (the “Notes”) so that the Fixed Conversion Price (as defined in the Notes)_of the Notes, during the ninety (90) day period following November 6, 2020, shall be equal to the lower of: (A) ninety-six percent (96%) of the lowest volume weighted average price of the common stock of the Company on the NASDAQ Capital Market during the five (5) trading day period ending on the trading day immediately prior to the applicable conversion date and (B) $5.28; provided, that in no event shall the Fixed Conversion Price be lower than $2.00 (in each case, as appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the number of shares of common stock prior to such date). No other changes were made to the Notes as a result of the Amendment Agreement.

The foregoing summary of the Amendment Agreement is qualified in its entirety by reference to the complete text of the Amendment Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment Agreement dated November 25, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2020

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D..
Name: James N. Woody, M.D., Ph.D.
Title: Chief Executive Officer

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